UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA PERENNIAL FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1:  Report to Shareholders.

FPA Perennial Fund, Inc.

Semi-Annual Report

June 30, 2015

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Dear fellow shareholders,

We want to ensure all shareholders are aware of FPA's most recent announcement regarding FPA Perennial Fund. This Fund is currently closed to new investors. Please review the press release on our website at: http://www.fpafunds.com/fund_announcements_folder/fpa-launches-u-s-value-strategy.

As shown on the following table, the value of Perennial's portfolio was down about 2.8% during the second quarter, trailing its benchmark index, the Russell 2500.

	Periods Ended June 30, 2015
Fund/Index	QTR	YTD	1 Year	3 Years**	5 Years**	10 Years**	15 Years**
FPA Perennial	-2.78%	-0.15%	7.52%	19.41%	16.35%	8.74%	10.81%
Russell 2500	-0.34%	4.81%	5.92%	18.66%	17.85%	9.09%	8.53%
S&P 500	0.28%	1.23%	7.42%	17.31%	17.34%	7.89%	4.36%

**Annualized.

The largest positive and negative contributions for the second quarter of 2015 are shown in the following tables.

Positive Contribution
O'Reilly Auto	0.48%
FMC	0.29
Bio-Rad Laboratories	0.21
Halma	0.17
IDEX	0.14
Total:	1.27%
Negative Contribution
Knight	(0.84)%
Signet Jewelers	(0.68)
Heartland Express	(0.58)
Franklin Electric	(0.41)
CarMax	(0.36)
Total:	(2.87)%

O'Reilly Auto was the best contributor. We believe it is a suitable holding for investors seeking protection in difficult environments and low volatility of returns.

The negative contributors were dominated by truckload carriers (Knight Transportation and Heartland Express) and several retailers — Signet Jewelers and CarMax.

One of the older companies in the Fund, and now one of its largest positions, is Signet Jewelers. Signet has recently completed a sizeable acquisition of Zale Jewelry, so its Investor Day, held in New York in June, was especially timely.

Much like Zale, Kay Jeweler is one of the largest jewelry store chains in the North American mid-market with about 1000 stores, and is Signet's flagship chain.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

We expect early items on the post-deal to do list to include improving store operations and merchandising at Zale, and differentiating the marketing messages of Kay and Zale.

Kay has very strong ongoing operations with margins in the 15% range, so there is lots of room to improve the numbers at Zale, where operating margins are currently close to zero.

A key factor here is Kay's "Strategic Pillars", including:1

•  Strong mid-market operations

•  Bridal

•  Watches (in U.K.)

•  Improving omni-channel marketing capabilities, and,

•  Highly trained and motivated employees

We expect applications of lessons learned in Kay's core business over the years to be steadily applied to Zale, with reductions in the cost structure, as well as sales synergies providing potential sources for additional gains.

A different and more intractable issue is distinguishing between the similar marketing messages of mid-price and mid-fashion Kay from Zale's shopping-center based mid-fashion image. Management has expressed optimism that this distinction is viable but we need to see it in action before we are believers.

Egged on by financial re-engineers, Signet has recently taken some steps to increase leverage in its balance sheet and financial structure. These changes include greater balance sheet debt, more rapid share repurchase, and a further use of the asset backed securitization facility.

Our instinct is to be wary of leverage, and that applies in this case as well. We have made our feelings clear to management and will continue to do so.

Continued differentiation of merchandise is a more positive note and has been an important factor in Signet's success. Signet designs and manufactures many products unique to its stores, giving it a proprietary look and some degree of control over prices and margin structure. To compliment this effort, Signet has opened a New York-based product development facility to support its multi-brand effort. It should be noted that this is by no means a unique strategy in the jewelry business, but Signet has a strong track record in its differentiation abilities.

Signet also recently entered the retail outlet segment of the jewelry business in an aggressive fashion starting with the purchase of Ultra Stores and more recently switching to outlet-specified merchandise — clearly a lot has been going on, and Signet has been reacting vigorously in some areas and making fundamental changes in others.

And finally, yet another change in Signet's business model — adding investment capital to strengthen its position in the diamond supply chain, securing a long-term supply of diamonds to support world-wide growth.

1  Company reports.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende
Portfolio Manager

Gregory Herr
Portfolio Manager

July 17, 2015

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security

FPA PERENNIAL FUND, INC.
PORTFOLIO SUMMARY

June 30, 2015 (Unaudited)

Common Stock		93.2%
Automotive Retailers	25.4%
Flow Control Equipment	12.5%
Jewelry & Watch Stores	9.0%
Commercial Vehicles	8.3%
Trucking	8.1%
Other Wholesalers	4.9%
Oil & Gas Services & Equipment	4.7%
Home & Office Furnishings	4.4%
Semiconductor Devices	3.4%
Pollution Control Equipment	2.6%
Home Products Stores	2.4%
Engineering Services	1.6%
Other Hardware	1.4%
Measurement Instruments	1.3%
Medical Equipment	1.1%
Industrial Distribution & Rental	1.0%
Medical Devices	0.8%
Comml & Res Bldg Equip & Sys	0.3%
Short-term Investments		7.2%
Other Assets And Liabilities, Net		(0.4)%
Net Assets		100.0%

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2015 (Unaudited)

COMMON STOCKS	Shares	Fair Value
AUTOMOTIVE RETAILERS — 25.4%
CarMax, Inc.*	415,200	$27,490,392
Copart, Inc.*	381,500	13,535,620
O'Reilly Automotive, Inc.*	173,400	39,184,932
		$80,210,944
FLOW CONTROL EQUIPMENT — 12.5%
Franklin Electric Co., Inc.	241,800	$7,817,394
Graco, Inc.	162,200	11,521,066
IDEX Corp.	151,650	11,916,657
Nordson Corp.	74,500	5,802,805
Rotork plc (Britain)	670,000	2,448,667
		$39,506,589
JEWELRY & WATCH STORES — 9.0%
Signet Jewelers,. Ltd. (Bermuda)	221,000	$28,341,040
COMMERCIAL VEHICLES — 8.3%
WABCO Holdings, Inc.*	211,800	$26,203,896
TRUCKING — 8.1%
Heartland Express, Inc.	566,300	$11,456,249
Knight Transportation, Inc.	521,600	13,947,584
		$25,403,833
OTHER WHOLESALERS — 4.9%
ScanSource, Inc.*	408,801	$15,558,966
OIL & GAS SERVICES & EQUIPMENT — 4.7%
Core Laboratories	16,400	$1,870,256
FMC Technologies, Inc.*	221,700	9,198,333
Noble Corp. plc (Britain)	236,100	3,633,579
		$14,702,168
HOME & OFFICE FURNISHINGS — 4.4%
HNI Corp.	268,700	$13,744,005
SEMICONDUCTOR DEVICES — 3.4%
Microchip Technology, Inc.	223,900	$10,618,458
POLLUTION CONTROL EQUIPMENT — 2.6%
CLARCOR, Inc.	130,500	$8,122,320
HOME PRODUCTS STORES — 2.4%
Bed Bath & Beyond, Inc.*	111,400	$7,684,372

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015 (Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
ENGINEERING SERVICES — 1.6%
Spirax-Sarco Engineering plc (Britain)	95,643	$5,098,951
OTHER HARDWARE — 1.4%
FEI Co.	54,300	$4,503,099
MEASUREMENT INSTRUMENTS — 1.3%
Halma plc (Britain)	351,900	$4,213,272
MEDICAL EQUIPMENT — 1.1%
Varian Medical Systems, Inc.*	40,300	$3,398,499
INDUSTRIAL DISTRIBUTION & RENTAL — 1.0%
Aggreko plc (Britain)	142,961	$3,232,389
MEDICAL DEVICES — 0.8%
Sonova Holding AG (Switzerland)	17,700	$2,392,941
COMML & RES BLDG EQUIP & SYS — 0.3%
Belimo Holding AG (Switzerland)	367	$875,352
TOTAL COMMON STOCKS — 93.2% (Cost $102,732,582)		$293,811,094
TOTAL INVESTMENT SECURITIES — 93.2% (Cost $102,732,582)		$293,811,094
SHORT-TERM INVESTMENTS — 7.2%
Exxon Mobil Corporation — 0.07% 7/7/2015	10,000,000	$9,999,883
State Street Bank Repurchase Agreement — 0.00% 7/1/2015 (Dated 06/30/2015, repurchase price of $12,882,000, collateralized by $12,975,000 principal amount U.S. Treasury Note — 2.375% 2024, fair value $13,140,302)	12,882,000	12,882,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,881,883)		$22,881,883
TOTAL INVESTMENTS — 100.4% (Cost 125,614,465)		$316,692,977
Other assets and liabilities, net — (0.4)%		(1,362,171)
NET ASSETS — 100.0%		$315,330,806

*  Non-income producing security.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS
Investment securities — at fair value (identified cost $102,732,582)	$293,811,094
Short-term investments — at amortized cost (maturities 60 days or less)	22,881,883
Foreign currencies at value	1,895
Cash	325
Receivable for:
Dividends and interest	249,600
Capital Stock sold	138,061
Total assets	317,082,858
LIABILITIES
Payable for:
Capital Stock repurchased	1,529,901
Advisory fees	180,096
Accrued expenses and other liabilities	42,055
Total liabilities	1,752,052
NET ASSETS	$315,330,806
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares;
5,902,829 outstanding shares	$59,028
Additional Paid-in Capital	110,509,762
Undistributed net realized gain	13,852,253
Accumulated net investment loss	(165,680)
Unrealized appreciation of investments	191,075,443
NET ASSETS	$315,330,806
NET ASSET VALUE
Offering and redemption price per share	$53.42

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $10,908)	$1,306,223
Interest	2,351
Total investment income	1,308,574
EXPENSES
Advisory fees	1,171,210
Transfer agent fees and expenses	109,295
Directors fees and expenses	46,894
Audit and tax services fees	39,700
Reports to shareholders	28,674
Filing fees	23,433
Custodian fees	20,460
Professional fees	4,289
Legal fees	4,222
Administrative services fees	4,000
Other	22,077
Total expenses	1,474,254
Net expenses	1,474,254
Net investment loss	(165,680)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	15,665,463
Foreign currency transactions	47,600
Net change in unrealized appreciation (depreciation) of:
Investments	(15,837,972)
Translation of foreign currency denominated amounts	(3,069)
Net realized and unrealized loss	(127,978)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(293,658)

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(165,680)	$(509,360)
Net realized gain	15,713,063	14,487,263
Net change in unrealized appreciation (depreciation)	(15,841,041)	34,665,920
Net increase (decrease) in net assets resulting from operations	(293,658)	48,643,823
Distributions to shareholders from:
Net realized capital gains	—	(24,200,669)
Total distributions	—	(24,200,669)
Capital Stock transactions:
Proceeds from Capital Stock sold	15,796,584	32,375,008
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	21,686,908
Cost of Capital Stock repurchased	(37,065,080)*	(52,532,887)*
Net increase from Capital Stock transactions	(21,268,496)	1,529,029
Total change in net assets	(21,562,154)	25,972,183
NET ASSETS
Beginning of period	336,892,960	310,920,777
End of period	$315,330,806	$336,892,960
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares issued to shareholders upon reinvestment of dividends and distributions	—	408,953
Shares of Capital Stock sold	297,086	633,951
Shares of Capital Stock repurchased	(691,145)	(1,023,002)
Change in Capital Stock outstanding	(394,059)	19,902

*  Net of redemption fees of $30,031 and $7,712 collected for the periods ended June 30, 2015 and December 31, 2014, respectively.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2015		Year ended December 31
	(Unaudited)		2014	2013	2012	2011	2010
Per share operating performance:
Net asset value at beginning of period	$53.50		$49.53	$41.09	$36.36	$37.79	$30.64
Income from investment operations:
Net investment income (loss)	$(0.03)		$(0.08)	—	$0.02	$(0.04)	$0.11
Net realized and unrealized gain (loss) on investment securities	(0.05)		8.08	$11.98	5.35	(1.39)	7.15
Total from investment operations	$(0.08)		$8.00	$11.98	$5.37	$(1.43)	$7.26
Less distributions:
Dividends from net investment income	—		—	$(0.02)	—	—	$(0.11)
Distributions from net realized capital gains	—		$(4.03)	(3.52)	$(0.64)	—	—
Total distributions	—		$(4.03)	$(3.54)	$(0.64)	—	$(0.11)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$53.42		$53.50	$49.53	$41.09	$36.36	$37.79
Total investment return**	(0.15)%		16.38%	30.46%	14.96%	(3.78)%	23.69%
Ratios/supplemental data:
Net Assets, End of Period (in $000's)	$315,331		$336,893	$310,921	$255,084	$234,378	$269,136
Ratio of expenses to average net assets	0.89	%†	0.94%	0.96%	1.02%	1.00%	1.02%
Ratio of net investment income (loss) to average net assets	(0.10	)%†	(0.16)%	(0.22)%	0.04%	(0.11)%	0.31%
Portfolio turnover rate	7	%†	5%	8%	2%	5%	3%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See notes to financial statements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2015
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,466,441 for the period ended June 30, 2015. The proceeds and cost of securities sold resulting in net realized gains of $15,665,463 aggregated $30,902,342 and $15,236,879, respectively, for the period ended June 30, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2015, was $105,007,865 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2015, for federal income tax purposes was $189,278,569 and $475,340, respectively resulting in net unrealized appreciation of $188,803,229. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2011 or by state tax authorities for years ended on or before December 31, 2010.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition to the advisory fee, the Fund previously reimbursed the Adviser monthly for costs incurred in providing certain financial and administrative services to the Fund. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this portion of the Agreement with the Adviser. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2015, the Fund paid aggregate fees of $46,894 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2015, the Fund collected $30,031 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Automotive Retailers	$80,210,944	—	—	$80,210,944
Flow Control Equipment	39,506,589	—	—	39,506,589
Jewelry & Watch Stores	28,341,040	—	—	28,341,040
Commercial Vehicles	26,203,896	—	—	26,203,896
Trucking	25,403,833	—	—	25,403,833
Other Wholesalers	15,558,966	—	—	15,558,966
Oil & Gas Services & Equipment	14,702,168	—	—	14,702,168
Home & Office Furnishings	13,744,005	—	—	13,744,005
Semiconductor Devices	10,618,458	—	—	10,618,458
Pollution Control Equipment	8,122,320	—	—	8,122,320
Home Products Stores	7,684,372	—	—	7,684,372
Engineering Services	5,098,951	—	—	5,098,951
Other Hardware	4,503,099	—	—	4,503,099
Measurement Instruments	4,213,272	—	—	4,213,272
Medical Equipment	3,398,499	—	—	3,398,499
Industrial Distribution & Rental	3,232,389	—	—	3,232,389
Medical Devices	2,392,941	—	—	2,392,941
Comml & Res Bldg Equip & Sys	875,352	—	—	875,352
Short-term Investments	—	$22,881,883	—	22,881,883
	$293,811,094	$22,881,883	—	$316,692,977

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Paramount, Inc. pay a combined commitment fee of 0.125% per annum on any unused portion of the line of credit. During the period ended June 30, 2015, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$12,882,000	$12,882,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $13,140,302 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PERENNIAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2015 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2014	$1,000.00	$1,000.00
Ending Account Value June 30, 2015	$998.50	$1,020.38
Expenses Paid During Period*	$4.41	$4.46

*  Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2015 (181/365 days).

FPA PERENNIAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Portfolios in Principal Occupation(s) During the Past 5 Years	Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (75)†	Director and Chairman* Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (78)†	Director* Years Served: 6	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – (70)†	Director* Years Served: 1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – (72)†	Director* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Director* Years Served: 3	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Eric S. Ende – (70)	Director, Vice President & Portfolio Manager Years Served: 31	Partner of the Adviser.	3
Gregory A. Herr – (42)	Vice President & Portfolio Manager Years Served: 2	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser from 2007 to 2012.
J. Richard Atwood – (55)	President Years Served: 18	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
E. Lake Setzler – (47)	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

COUNSEL

Dechert LLP
San Francisco, California

TICKER SYMBOL: FPPFX
CUSIP: 302548102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, Wisconsin 53212

(800) 638-3060

This report has been prepared for the information of shareholders of FPA PERENNIAL FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 1, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 1, 2015